UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 22, 2026

ALL IN FUTURETECH ALLIANCE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500

New York, New York 10151

(Address of principal executive offices, including zip code)

(646) 768-4240

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter:

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Debt-to-Equity Rights Purchase Agreement

On May 22, 2026, All In FutureTech Alliance, Inc. (the “Company”) entered into a Debt-to-Equity Rights Purchase Agreement (the “Rights Purchase Agreement”) with Rainman Network Ltd. (formerly known as China Rainman Network Ltd.), a British Virgin Islands company (“Rainman”), and Dece Capital Limited, a limited liability company registered under the laws of Hong Kong (“Dece”).

Pursuant to the Rights Purchase Agreement, the Company has agreed to acquire from Rainman, and Rainman has agreed to sell to the Company, all of Rainman’s right, title, and interest in, to, and under that certain Agreement of Debts Offset and Share Transfer, dated as of January 6, 2025, by and among Rainman and members of “Party B” signatories thereto (the “Debt-to-Equity Agreement”, and such rights, the “Purchased Rights”). The Purchased Rights include, among other things, creditor rights, equity transfer rights (including the right to receive approximately 43.55% of the equity interests of HyalRoute Communication Group Limited, a Cayman Islands exempted company (the “Target”) on a fully diluted basis), property transfer rights, entrustment rights, security interests, and liquidation rights against members of “Party B” signatories thereto.

Within 90 days of the date of the Rights Purchase Agreement, Rainman will procure (i) the Target, (ii) Huang Xinglong, (iii) Gold Eagle Development Limited, a British Virgin Islands company, and (iv) UT International Investment Group Company Limited, a British Virgin Islands company (such parties, the “Target Company Parties”) to join the Rights Purchase Agreement by delivering joinders in forms reasonably satisfactory to the Company. Each of the Target Company Parties is a member of “Party B” to the Debt-to-Equity Agreement. To the extent any obligation, covenant, undertaking, liability, or responsibility under the Rights Purchase Agreement is required to be performed, assumed, or complied with by any Target Company Party that is not a signatory to the Rights Purchase Agreement, Rainman will cause such obligation to be performed, will remain fully liable for, and will itself perform or satisfy, such obligation, covenant, undertaking, liability, or responsibility as if Rainman were the original obligor thereof.

The total consideration for the Purchased Rights is $1,742,000,000 (the “Purchase Price”), subject to downward adjustment based on a third-party valuation of the Target and its subsidiaries (the “Target Group”). The Purchase Price is payable entirely in shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), valued at $10.00 per share (subject to adjustment for stock splits, stock combinations, reclassifications, recapitalizations, or similar events) (the “Reference Price”), for an aggregate of 174,200,000 shares of the Common Stock (the “Consideration Shares”).

The closing of the transactions contemplated by the Rights Purchase Agreement is subject to certain conditions precedent, including, among others: (i) the approval of the Company’s shareholders, (ii) the receipt of all required U.S. and non-U.S. governmental approvals, (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (if applicable), (iv) the absence of any governmental order prohibiting the transactions, and (v) the receipt by the Company of written confirmation from each member of “Party B” under the Debt-to-Equity Agreement confirming the assignment of the Purchased Rights, acknowledging the full force and effect of the Debt-to-Equity Agreement, confirming the absence of, and waiving any defense, counterclaim, right of rescission, right of recoupment, right of setoff, or other reduction, offset, or affirmative defense (whether legal or equitable) to the Purchased Rights or to any obligation owed to Rainman, and waiving any defenses, counterclaims, or rights of setoff with respect to the Purchased Rights (the foregoing (i) – (v), together with other conditions as more fully set forth in the Rights Purchase Agreement, the “Closing Conditions”).

The Consideration Shares will be issued in three tranches: (i) the first tranche, consisting of 17,420,000 shares of the Common Stock (representing 10% of the Consideration Shares), issuable within one month following the closing date (the “First Tranche Shares”), (ii) the second tranche, consisting of 104,520,000 shares of the Common Stock (representing 60% of the Consideration Shares), issuable within six months following the closing date (extendable by an additional six months at the Company’s sole discretion upon Rainman’s request) (the “Second Tranche Shares”), and (iii) the third tranche, consisting of 52,260,000 shares of the Common Stock (representing 30% of the Consideration Shares), issuable within three months following the Second Tranche Issuance Date (extendable by an additional three months at the Company’s sole discretion upon Rainman’s request) (the “Third Tranche Shares”), in each case subject to satisfaction of certain conditions precedent in addition to the Closing Conditions.

The Purchase Price is subject to downward adjustment if a third-party valuation of the Target Group (the “Determined Valuation”) is less than $4,000,000,000.00 (the “Baseline Valuation”). In such event, the Purchase Price will be adjusted downward by multiplying by a fraction, the numerator of which is the Determined Valuation, and the denominator of which is the Baseline Valuation.

The Rights Purchase Agreement contains customary representations and warranties of the parties, covenants and indemnification provisions.

The Rights Purchase Agreement may be terminated prior to the closing (a) by mutual written consent of the Company and Rainman, (b) by the Company, if the Closing has not occurred on or before the date that is 365 days after the date of the Rights Purchase Agreement, (c) by the Company, if any other party materially breaches the Rights Purchase Agreement and such breach is not cured within 30 days from the date of notice, or (d) by either the Company or Rainman, if any governmental authority of competent jurisdiction issues a final, non-appealable governmental order permanently prohibiting the consummation of the transactions.

If the Company terminates the Rights Purchase Agreement pursuant to clauses (b) or (c) above, or either the Company or Rainman terminates the Rights Purchase Agreement pursuant to clause (d) above, Rainman is required to pay the Company a termination fee equal to one percent (1%) of the Purchase Price. In addition, if, after the closing but prior to the issuance of the Third Tranche Shares, the Company’s obligations to issue any remaining Consideration Shares terminate due to the failure of applicable tranche issuance conditions, Rainman is required to pay the Company an amount equal to one percent (1%) of the Purchase Price as reimbursement for the Company’s expenses.

Upon the completion of the issuance of the Third Tranche Shares, the Company will take all actions necessary to appoint two individuals designated by Rainman to the Board of Directors of the Company, subject to certain compliance requirements. Such board representation right will terminate automatically upon Rainman (together with its affiliates) beneficially owns less than 50% of the shares of Common Stock issued under the Rights Purchase Agreement.

The Consideration Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in reliance upon exemptions from registration thereunder, including Section 4(a)(2) of the Securities Act and Regulation D and/or Regulation S promulgated thereunder. Each of Rainman and Dece has agreed to lock-up restrictions on the Consideration Shares of twelve (12) months for the First Tranche Shares, twenty-four (24) months for the Second Tranche Shares, and thirty-six (36) months for the Third Tranche Shares. The Consideration Shares are not issued with any registration right.

The foregoing descriptions of the Rights Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Rights Purchase Agreement, a copy of which is filed as Exhibit 10.1, hereto, and is incorporated herein by reference.

Minority Share Purchase Agreements

Concurrently with the execution of the Rights Purchase Agreement, the Company entered into two separate Purchase and Sale of Securities Agreements (collectively, the “Minority Share Purchase Agreements”, and each, a “Minority Share Purchase Agreement”) to acquire additional ordinary shares of the Target from minority shareholders, representing in the aggregate of approximately 14.12% of the equity interests of the Target on a fully diluted basis.

Fair Cheerful SPA. On May 22, 2026, the Company entered into a Purchase and Sale of Securities Agreement (the “Fair Cheerful SPA”) with Fair Cheerful Limited, a British Virgin Islands company (“Fair Cheerful”), pursuant to which the Company has agreed to acquire from Fair Cheerful, and Fair Cheerful has agreed to sell to the Company, 35,459 ordinary shares of the Target, representing approximately 13.26% of the equity interests of the Target on a fully diluted basis, for an aggregate purchase price of $530,400,000.00. The purchase price is payable entirely by a number of shares of the Common Stock equal to the quotient obtained by dividing such purchase price by the Reference Price.

Yellow River SPA. On May 22, 2026, the Company entered into a Purchase and Sale of Securities Agreement (the “Yellow River SPA”) with Yellow River Fiber Optic Ltd, a Cayman Islands limited liability company (“Yellow River”), pursuant to which the Company has agreed to acquire from Yellow River, and Yellow River has agreed to sell to the Company, 2,312 ordinary shares of the Target, representing approximately 0.86% of the equity interests of the Target on a fully diluted basis, for an aggregate purchase price of $34,400,000.00. The purchase price is payable entirely by a number of shares of the Common Stock equal to the quotient obtained by dividing such purchase price by the Reference Price.

The closing of the transactions contemplated by each Minority Share Purchase Agreement is subject to certain conditions precedent, including, among others: (i) the approval of the Company’s shareholders, (ii) the receipt of all required U.S. and non-U.S. governmental approvals, (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (if applicable), (iv) the absence of any governmental order prohibiting the transactions, (v) the closing of the transactions contemplated by the Rights Purchase Agreement and the satisfaction of the conditions to issue the Third Tranche Shares under the Rights Purchase Agreement, and (vi) the closing of the transactions contemplated by the other Minority Share Purchase Agreement.

Each Minority Share Purchase Agreement contains customary representations and warranties of the parties, covenants, indemnification provisions, and termination rights.

The shares of Common Stock to be issued under the Minority Share Purchase Agreements (the “Minority Consideration Shares”) have not been registered under the Securities Act and are being issued in reliance upon exemptions from registration thereunder, including Section 4(a)(2) of the Securities Act and Regulation D and/or Regulation S promulgated thereunder. The Minority Consideration Shares are subject to an eighteen (18)-month lock-up period. The Minority Consideration Shares are not issued with any registration right.

The foregoing descriptions of the Fair Cheerful SPA and the Yellow River SPA do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.2 and 10.3 hereto, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Press Release.

On May 22, 2026, the Company issued a press release announcing the execution of the Rights Purchase Agreement and the Minority Share Purchase Agreements and the transactions contemplated thereby (the “Transactions”). The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Debt-to-Equity Rights Purchase Agreement, dated as of May 22, 2026, by and among All In FutureTech Alliance, Inc., Rainman Network Ltd., and Dece Capital Limited.
10.2*	Purchase and Sale of Securities Agreement, dated as of May 22, 2026, by and between All In FutureTech Alliance, Inc. and Fair Cheerful Limited.
10.3*	Purchase and Sale of Securities Agreement, dated as of May 22, 2026, by and between All In FutureTech Alliance, Inc. and Yellow River Fiber Optic Ltd.
99.1	Press Release, dated May 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The Company has omitted schedules and exhibits pursuant to Item 601(a)(5), Item 601(a)(6) or Item 601(b)(2) of Regulation S-K, as applicable. The Company agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Transactions, the stockholder and regulatory approvals, the expected timetable for completing the Transactions and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Transactions; the timing to consummate the Transactions and the risk that the Transactions may not be completed at all or the occurrence of any event, change or other circumstances that could give rise to the termination of any of the agreements; the risk that the conditions to closing of the Transactions may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Transactions is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Transactions; legislative, regulatory and economic developments; and the diversion of management’s time on transaction-related issues. The Company can give no assurance that the conditions to the Transactions will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on May 22, 2026 and in any other SEC filings made by the Company.  The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Participants in the Solicitation

This Current Report on Form 8-K, which relates to the Transactions, may be deemed to be solicitation material in respect of the Transactions. In connection with the Transactions, the Company expects to file relevant materials with the SEC, including a proxy statement (the “Proxy Statement”). This Current Report on Form 8-K is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and/or send to the Company’s stockholders in connection with the Transactions. The Company, and its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the Transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on May 22, 2026, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described below. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Additional Information about the Transactions and Where to Find It

In connection with the Transactions, the Company expects to file the Proxy Statement, as well as other relevant materials, with the SEC. This Current Report on Form 8-K is not intended to be, and is not, a substitute for the Proxy Statement or any other document that the Company may file with the SEC in connection with the proposed transactions. Investors will be able to obtain free copies of the Proxy Statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://ir.alliedgaming.gg/). In addition, the Proxy Statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://ir.alliedgaming.gg/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALL IN FUTURETECH ALLIANCE, INC.

By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer

Date: May 26, 2026